Exhibit 10.20

Execution Version

AMENDMENT NO. 12 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 12 under the First Lien Credit Agreement referred to below, dated as of March 30, 2023 (this “Amendment”), among FOCUS FINANCIAL PARTNERS, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), ROYAL BANK OF CANADA, as term administrative agent (in such capacity, the “Term Administrative Agent”) under the First Lien Credit Agreement referred to below and each term loan lender holding Tranche A Term Loan Commitments or Tranche A Term Loans (the “Tranche A Term Loan Lenders”).

RECITALS:

WHEREAS, the Borrower is party to that certain First Lien Credit Agreement, dated as of July 3, 2017 (as amended by Amendment No. 1, dated as of January 17, 2018, Amendment No. 2, dated as of March 2, 2018, Amendment No. 3, dated as of April 2, 2018, Amendment No. 4, dated as of June 29, 2018, Amendment No. 5, dated as of July 26, 2019, Amendment No. 6, dated as of January 27, 2020, Amendment  No.  7,  dated  as  of  January  25,  2021,  Amendment  No.  8,  dated  as  of  July  1,  2021, Amendment No. 9, dated as of April 13, 2022, Amendment No. 10, dated as of November 28, 2022, Amendment No. 11 dated as of December 9, 2022 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders or other financial institutions or entities from time to time party thereto and the Term Administrative Agent; and

WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the Borrower, the Term Administrative Agent and the Tranche A Term Loan Lenders desire to make certain amendments, as described below, to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2. Amendment.  Effective as of the Amendment No. 12 Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Applicable Amortization Percentage” contained therein in its entirety as follows:

“Applicable Amortization Percentage” shall mean, with respect to Tranche A Term Loans, for each fiscal quarter ending during each period set forth below, the percentage specified below opposite such period:

Period	Amount
March 31, 2023 – December 31, 2023	0.25%
March 31, 2024 – December 31, 2024	0.50%
March 31, 2025 – December 31, 2025	0.50%

Period	Amount
March 31, 2026 – December 31, 2026	1.25%
March 31, 2027 – December 31, 2027	1.875%

Section 3.Conditions to Effectiveness of the Amendment.  This Amendment shall become effective on the date (the “Amendment No. 12 Effective Date”) on which each of the following conditions have been satisfied in accordance with the terms therein:

(a)the Term Administrative Agent (or its counsel) shall have received from the Borrower and each Tranche A Term Loan Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Term Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart to this Amendment;

(b)the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects on and as of the date of the Amendment No. 12 Effective Date; provided that, (A) in the case of any such representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any such representation and warranty is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification such representation and warranty shall be true and correct in all respects; and

(c)no Default or Event of Default shall exist on the Amendment No. 12 Effective Date before or after giving effect to this Amendment.

Section 4.Representations and Warranties.  On the Amendment No. 12 Effective Date, the Borrower, on behalf of itself and each other Credit Party (as applicable), hereby represents and warrants that:

(a)the Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions under this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. The Borrower has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(b)neither the execution, delivery or performance by the Borrower of this Amendment nor compliance with the terms and provisions hereof nor the consummation of the other transactions contemplated hereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality other than as would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Permitted Liens) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which any Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws, articles or other organizational documents of the Borrower or any of the Restricted Subsidiaries;

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(c)the execution, delivery and performance of this Amendment does not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) such licenses, approvals, authorizations, registrations, filings or consents the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect; and

(d)both immediately before and after giving effect to the Amendment No. 12 Effective Date, (i) the representations and warranties of the Credit Parties set forth in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects (or, in the case of any such representation and warranty that is qualified by “material”, “material adverse effect” or a similar term, in all respects), in each case, on and as of the Amendment No. 12 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 12 Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation and warranty that is qualified by “material”, “material adverse effect” or a similar term, in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 12 Effective Date or would result from the consummation of this Amendment and the transactions contemplated hereby.

Section 5.Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute an original and one and the same instrument.

Section 6.Credit Document.  This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 12 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Amendment.

Section 7.Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.Severability.Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 10.Miscellaneous.  The provisions of Sections 13.13 and 13.15 of the Credit Agreement are incorporated by reference herein and made a part hereof mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

FOCUS FINANCIAL PARTNERS, LLC

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

[Signature Page to Amendment No. 12]

ROYAL BANK OF CANADA, as Term Administrative Agent

By:	/s/ Drake Guo
Name: Drake Guo
Title: Deal Manager

[Signature Page to Amendment No. 12]

ROYAL BANK OF CANADA, as a Tranche A Term Loan Lender

By:	/s/ Alex Figueroa
Name: Alex Figueroa
Title: Authorized Signatory

[Signature Page to Amendment No. 12]

BANK OF AMERICA, N.A., as a Tranche A Term Loan Lender

By:	/s/ Christopher Busconi
Name: Christopher Busconi
Title: SVP

[Signature Page to Amendment No. 12]

CITIZENS BANK, N.A., as a Tranche A Term Loan Lender

By:	/s/ Jason Crowley
Name: Jason Crowley
Title: Director

[Signature Page to Amendment No. 12]

TRUIST BANK, as a Tranche A Term Loan Lender

By:	/s/ Hays Wood
Name: Hays Wood
Title: Director

[Signature Page to Amendment No. 12]

MUFG BANK LTD., as a Tranche A Term Loan Lender

By:	/s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

[Signature Page to Amendment No. 12]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Tranche A Term Loan Lender

By:	/s/ Anthony Bowen
Name: Anthony Bowen
Title: Director

[Signature Page to Amendment No. 12]

LIBERTY BANK, N.A., as a Tranche A Term Loan Lender

By:	/s/ Somaly Sim
Name: Somaly Sim
Title: VP, Senior Portfolio Manager

[Signature Page to Amendment No. 12]